UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 16, 2013

MONITRONICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Texas	333-110025	74-2719343
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2350 Valley View Land, #100

Dallas, Texas 75234

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (972) 243-7443

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K of Monitronics International, Inc., filed August 22, 2013 (the “Original 8-K”).  The purpose of this Form 8-K/A is to amend and restate in its entirety Item 9.01 of the Original 8-K, to furnish certain supplemental financial information and to include new Exhibits 99.4 and 99.5.  Terms used but not defined in this Form 8-K/A have the meanings ascribed to them in the Original 8-K.

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

To supplement the historical and pro forma financial information that has been or is being included in this Current Report on Form 8-K, Monitronics has determined to furnish the additional financial information set forth in Exhibit 99.5 hereto.

The information furnished pursuant to this Item 2.02. Results of Operations and Financial Condition/Item 7.01. Regulation FD Disclosure (including Exhibit 99.5 hereto) is being furnished to the SEC in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired.

The audited historical financial statements of Security Networks and its subsidiaries, including the notes thereto, as of and for the year ended December 31, 2012, were filed as Exhibit 99.2 to Ascent’s Amendment No. 1 to its Current Report on Form 8-K/A filed on July 11, 2013 with the SEC (and shall be deemed to be incorporated by reference herein).

The unaudited historical financial statements of Security Networks and its subsidiaries, including the notes thereto, as of and for the three and six months ended June 30, 2013 and 2012 were filed as Exhibit 99.3 to Monitronics Current Report on Form 8-K filed on August 22, 2013 (and shall be deemed to be incorporated by reference herein).

(c)                                  Pro forma financial information.

The pro forma financial information required to be furnished under Item 9.01(c) of Form 8-K, including the notes thereto, as of and for the six months ended June 30, 2013 and for the year ended December 31, 2012, are filed as Exhibit 99.4 to this Current Report on Form 8-K/A (Amendment No. 1).

(d)                                 Exhibits.

Exhibit No.	Description
23.1

Consent of CohnReznick LLP (incorporated by reference to Exhibit 23.1 to Ascent’s Amendment No. 1 to its Current Report on Form 8-K/A filed on July 11, 2013 with the SEC (“Amendment No. 1 to the Ascent 8-K/A”)).

99.1	Press release, dated August 16, 2013 of Ascent Capital Group, Inc. (incorporated by reference to Exhibit 99.1 to Ascent’s Current Report on Form 8-K filed on August 21, 2013 with the SEC).

99.2

Audited historical financial statements of Security Networks and its subsidiaries, including the notes thereto, as of and for the year ended December 31, 2012 (incorporated by reference to Exhibit 99.2 to Amendment No. 1 to the Ascent 8-K/A).

99.3

Unaudited historical financial statements of Security Networks and its subsidiaries, including the notes thereto, as of and for the three and six months ended June 30, 2013 and 2012 (incorporated by reference to Exhibit 99.3 to Ascent’s Amendment No. 1 to its Current Report on Form 8-K/A filed on August 22, 2013 with the SEC).

99.4

Unaudited pro forma condensed consolidated financial statements for Monitronics International, Inc. as of and for the six months ended June 30, 2013 and for the year ended December 31, 2012, and notes thereto.

99.5	Supplemental Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2013

MONITRONICS INTERNATIONAL, INC.

By:	/s/ William E. Niles
	Name:	William E. Niles
	Title:	Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
23.1

Consent of CohnReznick LLP (incorporated by reference to Exhibit 23.1 to Ascent’s Amendment No. 1 to its Current Report on Form 8-K/A filed on July 11, 2013 with the SEC (“Amendment No. 1 to the Ascent 8-K/A”)).

99.1	Press release, dated August 16, 2013 of Ascent Capital Group, Inc. (incorporated by reference to Exhibit 99.1 to Ascent’s Current Report on Form 8-K filed on August 21, 2013 with the SEC).

99.2

Audited historical financial statements of Security Networks and its subsidiaries, including the notes thereto, as of and for the year ended December 31, 2012 (incorporated by reference to Exhibit 99.2 to Amendment No. 1 to the Ascent 8-K/A).

99.3

Unaudited historical financial statements of Security Networks and its subsidiaries, including the notes thereto, as of and for the three and six months ended June 30, 2013 and 2012 (incorporated by reference to Exhibit 99.3 to Ascent’s Amendment No. 1 to its Current Report on Form 8-K/A filed on August 22, 2013 with the SEC).

99.4

Unaudited pro forma condensed consolidated financial statements for Monitronics International, Inc. as of and for the six months ended June 30, 2013 and for the year ended December 31, 2012, and notes thereto.

99.5	Supplemental Financial Information.